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              CONFIDENTIAL MEMORANDUM - EMPLOYEE STAY BONUS PROGRAM


TO:       [EMPLOYEE NAME]

FROM: Albert E. DeChellis, Group Vice President, General Manager, of Renaissance Cosmetics, Inc.

DATE:     December 4, 1996

                           __________________________

     As you know, on August 6, 1996, Renaissance Cosmetics, Inc. ("RCI"), and MEM Company, Inc. ("MEM"), announced that they had executed the requisite legal documentation to effect, by way of merger, RCI's proposed acquisition of MEM (the "Merger"). On October 25, 1996, the shareholders of MEM approved the Merger. The Merger is scheduled to close on or about December 4, 1996 (the "Closing Date"). RCI considers it essential to the best interests of MEM and RCI to foster the continuous employment of certain employees of MEM and its subsidiaries and affiliates (the "Company") following the consummation of the Merger.

     On behalf of RCI, I am pleased (1) to announce the establishment of the MEM Employee Stay Bonus Program (the "Stay Bonus Program") for selected employees of MEM ("Eligible Employees"), (2) to inform you that you have been selected by RCI as an Eligible Employee and (3) to extend to you the opportunity to participate in the Stay Bonus Program on the terms set forth herein.

     The purpose of the Stay Bonus Program is to encourage Eligible Employees to remain in the employ of the Company following the Closing Date.

ELIGIBLE EMPLOYEES

     Subject to satisfaction of the terms and conditions set forth below, in order to qualify as an Eligible Employee and receive a Stay Bonus (in an amount to be determined) as provided below (a "Stay Bonus"), you must (1) be employed by MEM as of the Closing Date and (2) remain in the continuous employ of the Company through the expiration of the Transition Period (as set forth on Exhibit A hereto), subject to the exceptions described in "Payment of Stay Bonus" below.


AMOUNT OF STAY BONUS

     The amount of the Stay Bonus for which you will be eligible, subject to the terms hereof, shall be set forth on Exhibit A hereto.


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ESCROW

     On the Closing Date, the amount of your Stay Bonus will be deposited in escrow (the "Escrow") with Bruce A. Hubbard, Esq. (the "Escrow Agent") to be held and disbursed to you (or returned to RCI) in accordance with the terms of this Stay Bonus Program and the Escrow Agreement, a copy of which is attached as Exhibit B hereto (the "Escrow Agreement"). The creation and funding of the Escrow is solely for the benefit of RCI, you will not be a party to the Escrow Agreement and you will have no rights, directly or indirectly, (1) against the Escrow Agent, (2) under the Escrow Agreement or (3) against the funds held in Escrow.

PAYMENT OF STAY BONUS

     One hundred percent (100%) of your Stay Bonus will be paid, subject to applicable withholding requirements, to you if (i) you have been in the continuous employ of the Company (or its successor) through the expiration of the Transition Period or (ii) you are an employee of MEM (or its successor) on the Closing Date but cease to be an employee of MEM (or its successor) prior to the expiration of the Transition Period as a result of the termination of your employment with MEM (or its successor) without Cause (as defined below). The Stay Bonus (to the extent earned) will be paid to you on or before the tenth
(10th) business day immediately following the earlier to occur of (a) the expiration of the Transition Period or (b) the date of termination of your employment with MEM (or its successor) without Cause.

     If you resign your employment with MEM (or its successor) or your employment with MEM (or its successor) is terminated for Cause prior to the expiration of the Transition Period, you will not be entitled to receive any Stay Bonus.

     The term "Cause" shall mean (i) a substantial failure by you to satisfactorily perform your reasonably assigned duties to RCI or MEM, which failure shall have continued for a period of ten (10) days after you receive written notice thereof, (ii) fraud, theft or embezzlement on your part in connection with the performance of your duties to RCI or MEM, as determined by a court of competent jurisdiction, (iii) conviction by a court of competent jurisdiction of you of an act or acts on your part constituting a felony under the laws of the United States or any state thereof or crime involving moral turpitude, (iv) a breach on your part of any written policy or practices of RCI or MEM, which breach shall have continued for a period of ten (10) days after you receive written notice thereof and/or (v) any other act or omission on your part which is materially injurious to the financial condition or business reputation of RCI or MEM, as determined by the Group Vice President, General Manager, of RCI (the "General Manager"), acting in good faith.

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ADOPTION/ADMINISTRATION/INTERPRETATION

     The Stay Bonus Program has been adopted by RCI and shall be administered and interpreted by the General Manager, acting in good faith, and all determinations and interpretations by the General Manager relating to the Stay Bonus Program shall be conclusive. The General Manager's determinations and interpretations under the Stay Bonus Program need not be uniform and may be made by him selectively among persons who receive, or are eligible to receive, Stay Bonus awards under the Stay Bonus Program (whether or not such persons are similarly situated).

MISCELLANEOUS

     Nothing herein shall be construed as conveying any rights to any employment or continued employment on your part with RCI or any of its subsidiaries or affiliates (including MEM). You may not assign, transfer, pledge or otherwise alienate any of your rights hereunder, other than by will or the laws of descent and distribution.

     Participation in this Stay Bonus Program is in addition to, and not in lieu of, participation in any other bonus or incentive compensation programs currently made available by the Company to you, including but not limited to MEM's severance policy; provided, however, that this Stay Bonus Program embodies the entire agreement between you, RCI and MEM concerning the matters addressed herein and supersedes all prior agreements and understandings between you, RCI and MEM, whether oral or in writing, concerning such matters. RCI and MEM are making no promises, representations, warranties or agreements with you concerning the subject matter hereof other than those contained herein.

     The Stay Bonus Program shall be governed by the laws of the State of New York, without regard to the conflicts of laws provisions thereof.

     Any payments made hereunder shall not be taken into account in computing your salary or compensation for the purposes of determining any benefits or compensation under (i) any pension, retirement, life insurance or other benefit plan of RCI or MEM or (ii) any agreement between (a) RCI and/or MEM and (b) you.

     In the event of any litigation arising out of this Stay Bonus Program or your employment relationship with MEM following the Closing Date, the cost of such litigation, including reasonable attorneys' fees and expenses (whether incurred at or before trial or on appeal), of the prevailing party shall be paid by the non-prevailing party. In the event both

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parties prevail in part in such litigation, the court shall, in it sole and absolute discretion, permit a partial recovery of litigation costs to each of the parties, based on the extent to which each such party prevails on its claims, as determined by the court in its sole and absolute discretion.

                                       RENAISSANCE COSMETICS, INC.



                                       By:
                                          -------------------------------
                                          Albert E. DeChellis
                                          Group Vice President


Agreed to and Accepted:

Name:
     ------------------------------
Name (Print):
             ----------------------
Dated:
      -----------------------------
Address:
        ---------------------------

        ---------------------------


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                                    EXHIBIT A

Name of Eligible Employee:

Amount of Stay Bonus:

Transition Period:




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                                    EXHIBIT B

                                 DEPOSIT AMOUNT





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                                    EXHIBIT C

                                  BANK ACCOUNT